                                                                    EXHIBIT 99.1


                        DIAMOND JIM'S STEAKHOUSE, L.L.C.
                        --------------------------------


                            FINANCIAL STATEMENTS AND
                            ------------------------
                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


                        YEAR ENDED DECEMBER 31, 1998 AND
                        --------------------------------
                    FIFTY TWO WEEKS ENDED DECEMBER 28, 1997
                    ---------------------------------------

                        DIAMOND JIM'S STEAKHOUSE, L.L.C.
                        --------------------------------



                            FINANCIAL STATEMENTS AND
                            ------------------------
                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



                        YEAR ENDED DECEMBER 31, 1998 AND
                        --------------------------------
                    FIFTY TWO WEEKS ENDED DECEMBER 28, 1997
                    ---------------------------------------



                               TABLE OF CONTENTS
                               -----------------

                                                                       Page
                                                                       ----

Independent Auditors' Report                                             1

Financial Statements
  Balance Sheets                                                         2
  Statements of Income and Members' Capital                              3
  Statements of Cash Flows                                               4
  Notes to Financial Statements                                         5-8


                   [LETTERHEAD OF JOEL POPKIN & COMPANY P.C]


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To The Members
Diamond Jim's Steakhouse, L.L.C.
New York, New York


     We have audited the accompanying balance sheets of Diamond Jim's Steakhouse, L.L.C. as of December 31, 1998 and December 28, 1997, and the related statements of income, members' capital, and cash flows for the year ended December 31, 1998 and fifty two weeks ended December 28, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion the financial statements referred to above presents fairly, in all material respects, the financial position of Diamond Jim's Steakhouse, L.L.C. as of December 31, 1998 and December 28, 1997 and the results of their operations and their cash flows for the year ended December 31, 1998 and fifty two weeks ended December 28, 1997 in conformity with generally accepted accounting principles.


                                                 /s/ Joel Popkin & Company, P.C.

March 12, 1999

                        DIAMOND JIM'S STEAKHOUSE, L.L.C.
                                 BALANCE SHEETS
                       =================================


                                     ASSETS
                                     ------

                                           December 31,  December 28,
                                               1998          1997
                                           ------------  ------------
Current assets
  Cash (Note 1d)                             $  369,083    $  359,432
  Accounts receivable                           113,152       118,609
  Inventory (Note 1b)                           159,139       148,888
                                             ----------    ----------

          Total current assets                  641,374       626,929

Property and equipment, at cost, less
  accumulated depreciation and
  amortization of $383,021 and $174,700
  (Notes 1c and 2)                              938,078     1,144,854

Lease buyout costs, net of accumulated
  amortization of $126,014 and $78,759
  (Note 1c)                                     200,836       248,091

Other assets                                      2,870         6,350
                                             ----------    ----------

          Total assets                       $1,783,158    $2,026,224
                                             ==========    ==========


                        LIABILITIES AND MEMBERS' CAPITAL
                        --------------------------------

Current liabilities
  Accounts payable                           $  246,897    $  194,477
  Accrued expenses                              111,332       232,157
  Income taxes payable (Note 4)                  26,400        29,360
  Distributions payable to members              210,000       180,000
  Sales tax payable                              80,863        67,794
  Gift certificates payable                      22,596        10,955
                                             ----------    ----------

          Total current liabilities             698,088       714,743

Commitments and contingencies (Note 5)

Members' capital                              1,085,070     1,311,481
                                             ----------    ----------

          Total liabilities and
            members' capital                 $1,783,158    $2,026,224
                                             ==========    ==========

See independent auditors' report and
  notes to financial statements.

                        DIAMOND JIM'S STEAKHOUSE, L.L.C.
                   STATEMENTS OF INCOME AND MEMBERS' CAPITAL
                   =========================================


                                                              Fifty Two Weeks
                                             Year Ended            Ended
                                            December 31,       December 28,
                                                1998               1997
                                           ---------------     -------------
Net sales                                    $  9,778,875      $  9,193,699
                                             ------------      ------------

Cost of sales                                   3,730,748         3,523,245
                                             ------------      ------------

          Gross profit                          6,048,127         5,670,454
                                             ------------      ------------

Operating expenses
  Payroll and benefits                          2,455,122         2,258,638
  Restaurant and general overhead               1,826,191         1,437,733
  Occupancy costs                                 381,272           358,232
                                             ------------      ------------

          Total operating expenses              4,662,585         4,054,603
                                             ------------      ------------

Income from operations                          1,385,542         1,615,851

New York City Unincorporated Business
  Tax (Note 4c)                                    64,552            62,160
                                             ------------      ------------

Income before cumulative effect of a
  change in accounting principle                1,320,990         1,553,691

Cumulative effect on prior years of
  changing to a different depreciation
  method net of taxes of $2,000
  (Note 7)                                         47,401                 -
                                             ------------      ------------

          Net income                            1,273,589         1,553,691

Members' capital  - beginning (Note 6)          1,311,481         1,057,790

Distributions to members                      ( 1,500,000)      ( 1,300,000)
                                             ------------      ------------
Members' capital - end                       $  1,085,070      $  1,311,481
                                             ============      ============

See independent auditors' report and
  notes to financial statements.

                        DIAMOND JIM'S STEAKHOUSE, L.L.C.
                            STATEMENTS OF CASH FLOWS
                       =================================



                                                          Fifty Two Weeks
                                          Year Ended            Ended
                                         December 31,       December 28,
                                             1998               1997
                                         -------------      -------------
Operating activities
 Net income                              $  1,273,589       $  1,553,691
 Adjustments to reconcile net income
  to net cash provided by operating
  activities
    Cumulative effect of change in
     accounting for depreciation               49,401                  -
    Depreciation and amortization             209,655            197,135
 (Increase) decrease in
    Accounts receivable                         5,457           (108,513)
    Inventory                                 (10,251)           (58,013)
    Other current assets                            -             10,671
  Increase (decrease) in
    Accounts payable                           52,420           (627,621)
    Accrued expenses                         (120,825)           197,602
    Distributions payable to members           30,000             60,000
    Income taxes payable                       (2,960)            29,360
    Sales tax payable                          13,069              7,010
    Gift certificate payable                   11,641             10,955
                                         ------------       ------------

            Total adjustments                 237,607           (281,414)
                                         ------------       ------------
Net cash provided by operating
  activities                                1,511,196          1,272,277
                                         ------------       ------------

Investing activities
  Capital expenditures                         (1,545)           (44,928)
                                         ------------       ------------
Net cash used in investing activities          (1,545)           (44,928)
                                         ------------       ------------
Financing activities
  Distributions to members                 (1,500,000)        (1,300,000)
                                         ------------       ------------
Net cash used in financing activities      (1,500,000)        (1,300,000)
                                         ------------       ------------
Net increase (decrease) in cash                 9,651            (72,651)

Cash - beginning                              359,432            432,083
                                         ------------       ------------

Cash - end                               $    369,083       $    359,432
                                         ============       ============

Supplemental information
------------------------
  Income taxes paid                      $     32,712       $     40,220
                                         ============       ============

See independent auditors' report and
  notes to financial statements.

                        DIAMOND JIM'S STEAKHOUSE, L.L.C.
                         NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 1998 AND DECEMBER 28, 1997
                    =======================================


Note 1 - Summary of Significant Accounting Policies
         ------------------------------------------

         (a) Business
             --------

             The Company, a limited liability company opened a restaurant and cigar bar in New York City on October 31, 1996. The restaurant and cigar bar does business under the name of Angelo and Maxie's Steakhouse.

             The Company switched from reporting on a 52-53 week basis to a calendar year beginning in 1998. There has been no material effect on the financial statements due to this change.

         (b) Inventory
             ---------

             Inventories of food, liquor and other beverages are stated at the lower of cost (first-in, first-out method) or market.

         (c) Depreciation and Amortization
             -----------------------------

             For financial statement purposes, property and equipment are being depreciated using the straight line method over the estimated useful lives of the assets, ranging from 5 to 7 years. Leasehold improvements are being amortized over the shorter of the useful life of the improvement or the remaining term of the lease. Maintenance and repairs are charged to operations as incurred. Additions and betterments are capitalized. Upon retirement or disposal of fixed assets, the cost and accumulated depreciation are eliminated.

             Lease buyout costs are being amortized on a straight line basis over the remaining term of the lease.

         (d) Concentration of Credit Risk
             ----------------------------

             Financial instruments which potentially subject the Company to concentration of credit risk consist principally of temporary cash investments. The Company places its temporary cash investments with high quality financial institutions.

                       DIAMOND JIM'S STEAKHOUSE, L.L.C.
                         NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 1998 AND DECEMBER 28,1997
                    ======================================


Note 1 - Summary of Significant Accounting Policies (cont'd)
         ------------------------------------------

         (e) Income Taxes
             ------------

             The Company has elected to be treated as a partnership for federal and state income tax purposes. A partnership is not a taxing entity for federal or state income tax purposes. Accordingly, no federal or state income tax has been recorded. All income or losses will be reported on the individual members' income tax returns. However, the partnership is responsible for the New York City Unincorporated Business Tax which has been reflected in these financial statements.

         (f) Use of Estimates
             ----------------

             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Property and Equipment
         ----------------------

         Property and equipment consisted of the following:

                                              1998        1997
                                           ----------  ----------
         Equipment                         $  305,300  $  303,752
         Furniture and fixtures               205,646     205,646
         Computer equipment                    32,361      32,361
         Leasehold improvements               777,795     777,795
                                           ----------  ----------
                                            1,321,102   1,319,554
         Less: accumulated depreciation       383,024     174,700
                                           ----------  ----------

             Total                         $  938,078  $1,144,854
                                           ==========  ==========

         Depreciation expense of property and equipment charged to operations was $158,923 in 1998 and $145,821 in 1997.

Note 3 - Related Party Transactions
         --------------------------

         Pursuant to an operating agreement the Company pays management fees and guaranteed payments to certain members and/or companies affiliated with these members. Total fees paid were $330,919 in 1998 and $269,170 in 1997.

                       DIAMOND JIM'S STEAKHOUSE, L.L.C.
                         NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 1998 AND DECEMBER 28, 1997
                    =======================================

Note 4 - Income Tax Matters
         ------------------

         (a) Deferred Taxes
             --------------

             The deferred tax liability consists of the differences between accounting income and taxable income primarily relating to the capitalization of lease-buyout costs for financial statement purposes.

         (b) Income Tax Payable
             ------------------

             Income taxes payable consist of the following:

                                                         1998     1997
                                                       --------  --------
             New York City Unincorporated              $ 20,300   $19,760
                Business Tax payable
             Deferred taxes payable                       6,100     9,600
                                                       --------   -------

             Total                                     $ 26,400   $29,360
                                                       ========   =======

         (c) Income Tax Expense
             ------------------

             The components of the provision for New York City Unincorporated Business Tax consists of the following:

                                                         1998      1997
                                                       --------   -------
             Current                                   $ 66,052   $52,560
             Deferred                                    (3,500)    9,600
                                                       --------   -------

             Total                                     $ 62,552   $62,160
                                                       ========   =======

Note 5 - Commitments and Contingencies
         -----------------------------

         (a) Lease Commitments
             -----------------

             The Company conducts it operations from a facility pursuant to an operating lease expiring May 31, 2008. Among other things the lease provides for escalations based upon increases in real estate taxes over a base year. Rent expense during 1998 and 1997 was $366,927 and $342,857 respectively. At December 31, 1998, future minimum obligations under the lease are as follows:

                         1999          $  324,300
                         2000             324,300
                         2001             324,300
                         2002             324,300
                         2003             348,623
                         Thereafter     1,516,103
                                       ----------

                                       $3,161,926
                                       ==========

                       DIAMOND JIM'S STEAKHOUSE, L.L.C.
                         NOTES TO FINANCIAL STATEMENTS
                    DECEMBER 31, 1998 AND DECEMBER 28, 1997
                    =======================================


Note 5 - Commitments and Contingencies (Cont'd)
         -----------------------------

         (b) Sales Tax Audit
             ---------------

             The Company is currently undergoing a New York State sales tax audit for the period from inception through May 31, 1998. Management does not anticipate a material adverse effect on the financial statements due to this audit.

         (c) Legal Actions
             -------------

             The Company is involved in various complaints and charges in the normal course of business. The Company intends to vigorously defend against these actions. The Company believes that is has strong defenses, and that there is no basis for the claims alleged in the complaints. In the opinion of management these actions should not ultimately have a material adverse effect on the financial position or results of operations.

Note 6 - Correction of Errors
         --------------------

         Members' capital at January 1, 1997 has been restated to reflect an error which relates to the understatement of income as reported in the Company's previously issued 1996 compiled financial statements. Lease buyout costs were previously expensed as incurred instead of capitalized and amortized over the life of the lease. The effect on income would have been to increase 1996 income by approximately $71,921.

         The previously issued 1997 compiled financial statements showed net income of $1,513,687. This has been corrected to reflect additional income of $43,476 due to the lease buyout adjustment and $3,472 of net additional expenses relating to various other matters.

Note 7 - Change in Depreciation Method
         -----------------------------

         Depreciation and amortization relating to property and equipment has been computed by the straight line method in 1998. Prior to 1998 depreciation and amortization was recorded by various accelerated methods. The straight line method of depreciation was adopted to better reflect the estimated useful lives of the assets and has been applied retroactively to acquisitions and improvements of prior years. The adjustment of $49,401 under the new method is included in 1998.

                       DIAMOND JIM'S STEAKHOUSE, L.L.C.
                      d/b/a ANGELO AND MAXIE'S STEAKHOUSE
                                 BALANCE SHEET
                                MARCH 31, 1999
                                --------------


                                    ASSETS
                                    ------



Current Assets:
                        Cash                                    $     262,261
                        Accounts Receivable                            88,959
                        Inventory                                     133,582
                        Prepaid Expenses                               10,146
                                                                -------------

                        Total current assets                          494,948
Fixed Assets:
                        Equipment and improvements                    531,307
                        Less: accumulated depreciation               (265,905)
                                                                -------------

                                                                      265,402
Other Assets:
                        Start up and intangible costs                 779,795
                        Less: accumulated amortization                (48,198)
                                                                -------------

                                                                      731,597
                                                                -------------

                        Total Assets                            $   1,491,947
                                                                =============


                        LIABILITIES AND MEMBERS' EQUITY
                        -------------------------------
Current Liabilities:
                        Accounts payable                        $     209,781
                        Accrued payroll and other expenses             85,011
                        Partners' distributions payable               100,000
                        Sales tax payable                              63,889
                        Gift certificates payable                      20,729
                                                                -------------

                        Total current liabilities                     479,410

Members' Equity                                                     1,012,537
                                                                -------------

                        Total Liabilities and Members' Equity   $   1,491,947
                                                                =============

                       DIAMOND JIM'S STEAKHOUSE, L.L.C.
                      d/b/a ANGELO AND MAXIE'S STEAKHOUSE
                         STATEMENT OF MEMBERS' EQUITY



                                                                     PROFIT FOR
    3/31/98                                              1/1/99       3 MONTHS                      3/31/99
  % INTEREST                  MEMBER                    BALANCE    ENDED 3/31/99  DISTRIBUTIONS     BALANCE
  ----------                  ------                  ----------   -------------  -------------   ----------
    40.000          Marc Packer                       $  428,738    $    96,278    $   120,000    $  405,016
    13.000          Richard Wolf                         116,936         31,290         39,000       109,226
    11.675          Stanley Shor of Florida, Inc.        110,545         28,101         35,025       103,621
     6.000          Todd Semon                            80,053         14,442         18,000        76,495
     6.000          William and Sandra Dantchik           80,053         14,442         18,000        76,495
     6.000          Victor Kassner                        80,053         14,442         18,000        76,495
     5.000          Kim Kurlanchik                        44,509         12,035         15,000        41,544
     5.000          Matthew Lavey                         44,509         12,035         15,000        41,544
     3.000          Alvin and Pearl Wolf                  40,028          7,221          9,000        38,249
     3.000          Matthew Chanin                        40,028          7,221          9,000        38,249
     1.000          Barry Corwin                           3,317          2,407          3,000         2,724
     0.325          Howard Levine                          3,074            782            975         2,881
  --------                                            ----------    -----------    -----------    ----------
   100.000                                            $1,071,843    $   240,694    $   300,000    $1,012,537
  ========                                            ==========    ===========    ===========    ==========

                       DIAMOND JIM'S STEAKHOUSE, L.L.C.
                      d/b/a ANGELO AND MAXIE'S STEAKHOUSE
                         COMBINED STATEMENT OF INCOME
                         ----------------------------

                                      One Month Ended        Three Months Ended
                                      March 31, 1999           March 31, 1999
                                     ----------------        ------------------
Net income - restaurant               $        97,966         $         270,689
Net income - cigar store                        1,295                       918
                                      ---------------         -----------------
  Total operating income                       99,261                   271,607

Interest income                                   325                     1,137
Non-operating expenses                         (7,250)                  (21,750)
                                      ---------------         -----------------
  Net other income and expenses                (6,925)                  (20,613)
                                      ---------------         -----------------
Net income before taxes                        92,336                   250,994

Taxes on income                                 4,000                    10,300
                                      ---------------         -----------------
  Net income                          $        88,336         $         240,694
                                      ===============         =================